Acquisitions	12 Months Ended
Dec. 31, 2020
Rubicon Technologies, LLC and Subsidiaries [Member] | Rubicon [Member]
Acquisitions

Note 15—Acquisitions

The Company accounts for business combinations using the acquisition method of accounting and accordingly, the identifiable assets acquired and liabilities assumed are recorded based upon management’s estimates of current fair values as of the acquisition date. The estimation process includes analyses based on income and market approaches. Goodwill represents the excess purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The goodwill generated is due in part to the synergies that are not included in the fair value of identifiable intangible assets. Identifiable intangible assets with finite lives are amortized over their useful lives. Acquisition-related costs, including advisory, legal, accounting, valuation, and other costs, are expensed in general and administrative expenses in the periods in which the costs are incurred.

The results of operations of acquired businesses are included in the consolidated financial statements from the acquisition date.

Computerized Waste Systems – Effective January 31, 2018, the Company entered into an asset purchase agreement (“Purchase Agreement”) with Compactor Rentals of America, a Delaware limited liability company (“CRA”). Pursuant to the Purchase Agreement, the Company acquired CRA’s waste brokerage and services division known as Computerized Waste Systems division (“CWS”). The division based in Louisville, Kentucky provides brokering, processing, and administration of waste removal, recycling, roll-off, and other disposal services. The acquisition was completed to expand the Company’s customer base and market density.

Pursuant to the terms of the Purchase Agreement, the Company completed the acquisition for $0.9 million plus a performance-based earnout payment, with the initial $0.9 million being paid at closing. Payable at the end of the 12-month measurement period, the earnout payment consist of (a) $0.4 million multiplied by the ratio of (b) the final customer locations divided by base customer locations, not to exceed $0.4 million.

In accordance with ASC 820, the fair value of future earnout payments related to the CWS acquisition is a Level 3 fair valued liability, which totaled $0.4 million as of December 31, 2018. During the year ended December 31, 2019, the company made earnout payment of $0.4 million to CWS and the remaining liability was $-0- as of December 31, 2020 and 2019.

RiverRoad Waste Solutions – Effective June 22, 2018, the Company entered into a purchase agreement with Charter Waste Management, Inc. (“Charter”) to acquire all issued and outstanding shares of the privately-held New Jersey corporation. Charter is the sole owner and operator of RiverRoad Waste Solutions, an independent waste and recycling services provider based in Tinton Falls, New Jersey. This acquisition expanded and complemented the products and services currently offered by the Company and will allow expansion to new markets as well as increased market density in current markets.

Under the terms of the purchase agreement, the Company acquired the capital stock for an effective purchase price of $31.2 million in cash less a $1.7 million working capital adjustment. Additional $1.5 million of consideration was paid at the end of the 12-month period following the closing date.